Exhibit s

LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that STEWART E. CONNER (“Principal”) does hereby nominate, constitute and appoint each of Nathan I. Partain and Alan M. Meder, with full power to act alone, as Principal’s true and lawful agent and attorney-in-fact, for him and in his name, place and stead, to execute and deliver on behalf of Principal, any registration statements on Form N-2 filed by DNP Select Income Fund Inc. in connection with a rights offering relating to its common stock, including any and all pre-effective and post-effective amendments to such registration statements and to any previously filed registration statements and any supplements or other instruments in connection therewith (the “Documents”), and generally to do all such things in Principal’s name and behalf in connection therewith as said attorney-in-fact shall approve, as evidenced by said attorney-in-fact’s execution and delivery of the Documents.

This Limited Power of Attorney shall be irrevocable until December 31, 2012, on which date this Limited Power of Attorney shall terminate.

IN WITNESS WHEREOF, Principal has executed this Limited Power of Attorney as of this 12th day of March, 2012.

/s/ Stewart E. Conner
Name: Stewart E. Conner

LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that ROBERT J. GENETSKI (“Principal”) does hereby nominate, constitute and appoint each of Nathan I. Partain and Alan M. Meder, with full power to act alone, as Principal’s true and lawful agent and attorney-in-fact, for her and in her name, place and stead, to execute and deliver on behalf of Principal, any registration statements on Form N-2 filed by DNP Select Income Fund Inc. in connection with a rights offering relating to its common stock, including any and all pre-effective and post-effective amendments to such registration statements and to any previously filed registration statements and any supplements or other instruments in connection therewith (the “Documents”), and generally to do all such things in Principal’s name and behalf in connection therewith as said attorney-in-fact shall approve, as evidenced by said attorney-in-fact’s execution and delivery of the Documents.

This Limited Power of Attorney shall be irrevocable until December 31, 2012, on which date this Limited Power of Attorney shall terminate.

IN WITNESS WHEREOF, Principal has executed this Limited Power of Attorney as of this 12th day of March, 2012.

/s/ Robert J. Genetski
Name: Robert J. Genetski

LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that NANCY LAMPTON (“Principal”) does hereby nominate, constitute and appoint each of Nathan I. Partain and Alan M. Meder, with full power to act alone, as Principal’s true and lawful agent and attorney-in-fact, for her and in her name, place and stead, to execute and deliver on behalf of Principal, any registration statements on Form N-2 filed by DNP Select Income Fund Inc. in connection with a rights offering relating to its common stock, including any and all pre-effective and post-effective amendments to such registration statements and to any previously filed registration statements and any supplements or other instruments in connection therewith (the “Documents”), and generally to do all such things in Principal’s name and behalf in connection therewith as said attorney-in-fact shall approve, as evidenced by said attorney-in-fact’s execution and delivery of the Documents.

This Limited Power of Attorney shall be irrevocable until December 31, 2012, on which date this Limited Power of Attorney shall terminate.

IN WITNESS WHEREOF, Principal has executed this Limited Power of Attorney as of this 12th day of March, 2012.

/s/ Nancy Lampton
Name: Nancy Lampton

LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that PHILIP R. MCLOUGHLIN (“Principal”) does hereby nominate, constitute and appoint each of Nathan I. Partain and Alan M. Meder, with full power to act alone, as Principal’s true and lawful agent and attorney-in-fact, for him and in his name, place and stead, to execute and deliver on behalf of Principal, any registration statements on Form N-2 filed by DNP Select Income Fund Inc. in connection with a rights offering relating to its common stock, including any and all pre-effective and post-effective amendments to such registration statements and to any previously filed registration statements and any supplements or other instruments in connection therewith (the “Documents”), and generally to do all such things in Principal’s name and behalf in connection therewith as said attorney-in-fact shall approve, as evidenced by said attorney-in-fact’s execution and delivery of the Documents.

This Limited Power of Attorney shall be irrevocable until December 31, 2012, on which date this Limited Power of Attorney shall terminate.

IN WITNESS WHEREOF, Principal has executed this Limited Power of Attorney as of this 12th day of March, 2012.

/s/ Philip R. McLoughlin
Name: Philip R. McLoughlin

LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that GERALDINE M. MCNAMARA (“Principal”) does hereby nominate, constitute and appoint each of Nathan I. Partain and Alan M. Meder, with full power to act alone, as Principal’s true and lawful agent and attorney-in-fact, for her and in her name, place and stead, to execute and deliver on behalf of Principal, any registration statements on Form N-2 filed by DNP Select Income Fund Inc. in connection with a rights offering relating to its common stock, including any and all pre-effective and post-effective amendments to such registration statements and to any previously filed registration statements and any supplements or other instruments in connection therewith (the “Documents”), and generally to do all such things in Principal’s name and behalf in connection therewith as said attorney-in-fact shall approve, as evidenced by said attorney-in-fact’s execution and delivery of the Documents.

This Limited Power of Attorney shall be irrevocable until December 31, 2012, on which date this Limited Power of Attorney shall terminate.

IN WITNESS WHEREOF, Principal has executed this Limited Power of Attorney as of this 12th day of March, 2012.

/s/ Geraldine M. McNamara
Name: Geraldine M. McNamara

LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that EILEEN A. MORAN (“Principal”) does hereby nominate, constitute and appoint each of Nathan I. Partain and Alan M. Meder, with full power to act alone, as Principal’s true and lawful agent and attorney-in-fact, for her and in her name, place and stead, to execute and deliver on behalf of Principal, any registration statements on Form N-2 filed by DNP Select Income Fund Inc. in connection with a rights offering relating to its common stock, including any and all pre-effective and post-effective amendments to such registration statements and to any previously filed registration statements and any supplements or other instruments in connection therewith (the “Documents”), and generally to do all such things in Principal’s name and behalf in connection therewith as said attorney-in-fact shall approve, as evidenced by said attorney-in-fact’s execution and delivery of the Documents.

This Limited Power of Attorney shall be irrevocable until December 31, 2012, on which date this Limited Power of Attorney shall terminate.

IN WITNESS WHEREOF, Principal has executed this Limited Power of Attorney as of this 12th day of March, 2012.

/s/ Eileen A. Moran
Name: Eileen A. Moran

LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that CHRISTIAN H. POINDEXTER (“Principal”) does hereby nominate, constitute and appoint each of Nathan I. Partain and Alan M. Meder, with full power to act alone, as Principal’s true and lawful agent and attorney-in-fact, for him and in his name, place and stead, to execute and deliver on behalf of Principal, any registration statements on Form N-2 filed by DNP Select Income Fund Inc. in connection with a rights offering relating to its common stock, including any and all pre-effective and post-effective amendments to such registration statements and to any previously filed registration statements and any supplements or other instruments in connection therewith (the “Documents”), and generally to do all such things in Principal’s name and behalf in connection therewith as said attorney-in-fact shall approve, as evidenced by said attorney-in-fact’s execution and delivery of the Documents.

This Limited Power of Attorney shall be irrevocable until December 31, 2012, on which date this Limited Power of Attorney shall terminate.

IN WITNESS WHEREOF, Principal has executed this Limited Power of Attorney as of this 12th day of March, 2012.

/s/ Christian H. Poindexter
Name: Christian H. Poindexter

LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that CARL F. POLLARD (“Principal”) does hereby nominate, constitute and appoint each of Nathan I. Partain and Alan M. Meder, with full power to act alone, as Principal’s true and lawful agent and attorney-in-fact, for him and in his name, place and stead, to execute and deliver on behalf of Principal, any registration statements on Form N-2 filed by DNP Select Income Fund Inc. in connection with a rights offering relating to its common stock, including any and all pre-effective and post-effective amendments to such registration statements and to any previously filed registration statements and any supplements or other instruments in connection therewith (the “Documents”), and generally to do all such things in Principal’s name and behalf in connection therewith as said attorney-in-fact shall approve, as evidenced by said attorney-in-fact’s execution and delivery of the Documents.

This Limited Power of Attorney shall be irrevocable until December 31, 2012, on which date this Limited Power of Attorney shall terminate.

IN WITNESS WHEREOF, Principal has executed this Limited Power of Attorney as of this 12th day of March, 2012.

/s/ Carl F. Pollard
Name: Carl F. Pollard

LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that DAVID J. VITALE (“Principal”) does hereby nominate, constitute and appoint each of Nathan I. Partain and Alan M. Meder, with full power to act alone, as Principal’s true and lawful agent and attorney-in-fact, for him and in his name, place and stead, to execute and deliver on behalf of Principal, any registration statements on Form N-2 filed by DNP Select Income Fund Inc. in connection with a rights offering relating to its common stock, including any and all pre-effective and post-effective amendments to such registration statements and to any previously filed registration statements and any supplements or other instruments in connection therewith (the “Documents”), and generally to do all such things in Principal’s name and behalf in connection therewith as said attorney-in-fact shall approve, as evidenced by said attorney-in-fact’s execution and delivery of the Documents.

This Limited Power of Attorney shall be irrevocable until December 31, 2012, on which date this Limited Power of Attorney shall terminate.

IN WITNESS WHEREOF, Principal has executed this Limited Power of Attorney as of this 12th day of March, 2012.

/s/ David J. Vitale
Name: David J. Vitale